QUALITY GOVERNMENT BONDS

CAN ADD DIVERSIFICATION TO

YOUR PORTFOLIO.

COLONIAL GOVERNMENT FUNDS          ANNUAL REPORT

AUGUST 31, 1999

[bullet] COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

[bullet] COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND

[bullet] COLONIAL FEDERAL SECURITIES FUND

TABLE OF CONTENTS

1       PRESIDENT'S MESSAGE

2       PORTFOLIO MANAGERS' REPORT

3       HIGHLIGHTS

4       PERFORMANCE

10      INVESTMENT PORTFOLIO

14      FINANCIAL STATEMENTS

17      NOTES TO FINANCIAL STATEMENTS

21      FINANCIAL HIGHLIGHTS

IMPORTANT NOTES:

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale.

All results shown assume reinvestment of distributions. The "without sales charge" returns do not include sales charges or contingent deferred sales charges (CDSC). The "with sales charge" returns include the maximum sales charge of 3.25% for Colonial Short Duration U.S. Government Fund and 4.75% for Colonial Intermediate U.S. Government Fund and Colonial Federal Securities Fund, and the maximum applicable contingent deferred sales charge of 4% for 1 year on Class B shares and 1% for 1 year on Class C shares for Colonial Short Duration U.S. Government Fund; 5% for 1 year and 2% for 5 years on Class B shares, and 1% for 1 year on Class C shares for Colonial Intermediate U.S. Government Fund and Colonial Federal Securities Fund.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class. Because the Funds are actively managed, there can be no guarantee the Funds will continue to maintain the portfolio structure and average life shown in the future.

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

---------------------------------
Not FDIC       May Lose Value
Insured        No Bank Guarantee
---------------------------------

President's Message

--------------------------------------------------------------------------------
COLONIAL GOVERNMENT FUNDS
--------------------------------------------------------------------------------

Dear Shareholder:

[graphic omitted]   During the 12 months that ended August 31, 1999, the bond
                    market experienced considerable volatility. The period's early months were generally favorable for bond prices as continued economic weakness in Asia and a financial crisis in Russia caused a global flight to quality, resulting in increased demand for U.S. government bonds. In response, interest rates fell and bond prices rallied. However, by early 1999, changing economic conditions reversed this trend. Global economies stabilized, and several months of strong economic growth in the U.S. rekindled investors' inflation fears. Interest rates rose and bond prices fell across the board, prompting the Federal Reserve Board to implement two consecutive increases in short-term rates.

The Funds' managers actively managed each portfolio in response to bond market conditions during the period. Although this challenging environment was reflected in the Funds' performance, it is important to remember to maintain a long-term perspective when making investment decisions.

The following report will provide you with more specific information about the Funds' performance and the strategies employed during the period. As always, we thank you for choosing one of Colonial's Government funds and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
October 12, 1999

WHAT IS DURATION?
DURATION MEASURES A BOND MUTUAL FUND'S PRICE SENSITIVITY TO INTEREST RATE MOVEMENTS. IT IS A MATHEMATICAL CALCULATION THAT ASSESSES SUCH FACTORS AS THE MATURITIES OF THE BONDS IN A FUND'S PORTFOLIO, COUPON RATES AND HOW OFTEN THEY ARE PAID, AND MARKET INTEREST RATES. IN GOVERNMENT BOND FUNDS, INTEREST RATE RISK IS THE PRIMARY CONSIDERATION. THEREFORE, THE SPECIFIC BENEFITS AND RISKS OF THESE FUNDS VARY BY THEIR DURATION.

FOR EXAMPLE, IF INTEREST RATES RISE 1%, A FUND WITH A 5-YEAR DURATION IS LIKELY TO LOSE 5% OF ITS VALUE. IF INTEREST RATES DECLINE 1%, THE VALUE OF THE SAME FUND MAY INCREASE 5%. THE LONGER THE FUND'S DURATION, THE MORE SENSITIVE ITS PRICE IS TO INTEREST RATES.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

ACTIVE PORTFOLIO MANAGEMENT HELPED IN NEGATIVE MARKET CONDITIONS
As market conditions shifted dramatically during the course of the year, we sought to reduce the negative effects of volatility by actively managing the portfolios, particularly their duration characteristics.

During the first part of the year, we reduced the Funds' sensitivity to interest rate movements in response to rapidly falling interest rates and heightened concerns that prepayments would increase. We also increased the duration of the portfolios' other holdings -- including Treasury securities -- to position the portfolios to take advantage of rising Treasury bond prices.

When interest rates reversed direction early in 1999, we altered our strategy and reduced the proportion of Treasury securities in the portfolio to offset an increase in mortgage security duration. When interest rates rise as rapidly as they did during the period, a large position in mortgage-backed securities can cause a portfolio's interest rate sensitivity, as measured by its duration, to increase dramatically. Although funds with a longer duration generally do not perform as well as funds with a shorter duration when rates rise, we believed that mortgage-backed securities offered compelling values and attractive long-term performance potential. Therefore, instead of selling the portfolios' mortgage holdings as prices fell, we elected to maintain and, in some cases, modestly increase our investment in mortgage-backed securities.

OUTLOOK SUGGESTS IMPROVED MARKET CONDITIONS AND LOWER VOLATILITY
We are optimistic that conditions should improve. Despite continued economic growth, we don't anticipate any significant increases in inflation. We believe any increase in costs should be offset by changes that have taken place in the economy, including increased global competition that should act to keep prices of goods and services stable. We also expect volatility to decline as investors become more risk tolerant as conditions stabilize worldwide, which could encourage better supply and demand dynamics for mortgage-backed securities. We are confident that the Funds are well positioned to take advantage of improving conditions should they occur.

/s/ Leslie W. Finnemore      /s/ Michael R. Bissonnette      /s/ Ann T. Peterson

LESLIE W. FINNEMORE and MICHAEL R. BISSONNETTE are senior vice presidents of Colonial Management Associates (CMA). MS. FINNEMORE is co-portfolio manager of Colonial Federal Securities Fund, Colonial Intermediate U.S. Government Fund and Colonial Short Duration U.S. Government Fund. MR. BISSONNETTE is co-portfolio manager of Colonial Federal Securities Fund. ANN T. PETERSON is a vice president of CMA and co-portfolio manager of Colonial Short Duration U.S. Government Fund and Colonial Intermediate U.S. Government Fund.

--------------------------------------------------------------------------------
HIGHLIGHTS
--------------------------------------------------------------------------------

[arrow]  INTEREST RATE VOLATILITY CHALLENGED BOND MARKET INVESTORS.
         Long-term interest rates rose more than three-quarters of a percentage point to 6.07% between the beginning and end of the period. Volatility was significant, with Treasury rates falling as low as 4.98% and rising as high as 6.10%.

[arrow]  FEDERAL RESERVE BOARD REVERSED ITS POSITION ON INTEREST RATES.
         After a series of interest rate cuts in the fall of 1998, the Federal Reserve Board (the Fed) adopted a neutral stance on the direction of rates. However, continued economic strength prompted a bias towards raising rates, and bond prices fell further. Subsequently, the Fed increased rates twice, in June and in August.

[arrow] TREASURY BOND PERFORMANCE REFLECTED VOLATILE MARKET CONDITIONS. Treasury bonds outperformed mortgage-backed securities early in the period. However, as investors became concerned about a potential Fed increase in interest rates, Treasury bond prices declined sharply, while mortgage-backed security prices remained stable.

                   MORTGAGE BOND VS. TREASURY BOND PERFORMANCE
               CHANGE IN VALUE OF $10,000 FROM 8/31/98 - 8/31/99

[graphic omitted]

                                 10-Year
            Mortgage Bond     Treasury Bond
8/31/98         10000             10000
9/98            10121             10508
10/98           10108             10393
11/98           10158             10310
12/98           10202             10414
1/99            10274             10455
2/99            10233             10010
3/99            10302             10085
4/99            10349             10038
5/99            10291              9831
6/99            10255              9737
7/99            10186              9712
8/31/99         10186              9663

Performance of the 10-year Treasury bond is illustrated by the Salomon 10-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 10-Year on-the-run Treasury market. Performance of mortgage bonds is illustrated by the Lehman Brothers MBS (Mortgage-Backed Security) Index, a broad-based, unmanaged index that tracks the performance of mortgage-backed securities. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

ANNUAL REPORT: COLONIAL SHORT DURATION U.S. GOVERNMENT FUND

DURATION

8/31/99         2.45 years
--------------------------
8/31/98         1.76 years
--------------------------

NET ASSET VALUE PER SHARE
ON 8/31/99

Class A              $9.72
--------------------------
Class B              $9.72
--------------------------
Class C              $9.72
--------------------------

DISTRIBUTIONS DECLARED PER
SHARE FROM 9/1/98 TO 8/31/99

Class A             $0.484
--------------------------
Class B             $0.419
--------------------------
Class C             $0.464
--------------------------

30-DAY SEC YIELDS ON 8/31/99

Class A              5.53%
--------------------------
Class B              5.05%
--------------------------
Class C              5.31%
--------------------------

30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not borne certain expenses, the SEC yield would have been 5.14% for Class A shares, 4.66% for Class B shares and 4.91% for Class C shares.

AVERAGE LIFE BREAKDOWN
AS OF 8/31/99

0-2 years           15.46%
--------------------------
2-4 years           35.15%
--------------------------
4-6 years           41.73%
--------------------------
6-8 years            0.52%
--------------------------
8-10 years           7.15%
--------------------------

Average life is the expected maturity of a bond and is calculated as a percentage of total investments.

--------------------------------------------------------------------------------
COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

Investing primarily in U.S. government securities, the Fund is managed for low price volatility. It is the most conservative of Colonial's three government funds, designed for investors with a short investment horizon and/or low risk tolerance.

Throughout the period we shifted our asset allocation among investment classes. We increased the proportion of assets invested in mortgage-backed securities from 33.4% to 81.1%(1) and decreased our investment in Treasurys and U.S. agency debt. By reallocating the Fund's assets, we positioned the Fund to take advantage of slightly higher interest rates, which have typically benefited mortgage-backed security performance because homeowners are less likely to prepay their mortgages when rates are rising. As a result, mortgage-oriented funds are not faced with reinvesting prepayment proceeds back into the mortgage market when bond yields are lower.

Our strategy of increasing mortgage-backed securities hampered the Fund's short-term performance because interest rates rose farther and faster than we anticipated. As prepayments slowed, the duration of mortgage bonds lengthened, causing investors to sell these securities. Weak prices were further aggravated by heavy mortgage supply as the period ended. However, we believe that active management of the portfolio should benefit the Fund over the long term, as we expect more favorable conditions for mortgage-backed securities.

(1) Calculated as a percentage of senior securities.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/99

SHARE CLASS          A                      B                       C
Inception         10/1/92                 2/1/93                  1/4/95
------------------------------------------------------------------------------
            Without      With       Without      With       Without      With
             Sales      Sales        Sales      Sales        Sales      Sales
            Charge      Charge      Charge      Charge      Charge      Charge
------------------------------------------------------------------------------
1 year      2.05%       (1.27)%     1.39%       (2.50)%     1.85%       0.87%
------------------------------------------------------------------------------
5 years     5.61         4.91       4.92         4.92       5.41        5.41
------------------------------------------------------------------------------
Life        4.77         4.27       4.12         4.12       4.63        4.63
------------------------------------------------------------------------------

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 10/1/92 - 8/31/99

[graphic omitted]

             Lehman Brothers       Without           With
             U.S. Govt Bond      Sales Charge     Sales Charge
9/30/99           10000             10000             9675
10/31/92           9943              9981             9657
11/30/92           9932             10011             9686
12/31/92          10020             10051             9724
1/31/93           10126             10112             9783
2/28/93           10207             10162             9832
3/31/93           10238             10192             9861
4/30/93           10301             10241             9908
5/31/93           10276             10250             9917
6/30/93           10353             10299             9964
7/31/93           10376             10335             9999
8/31/93           10462             10371            10034
9/30/93           10495             10397            10059
10/31/93          10519             10401            10063
11/30/93          10521             10403            10065
12/31/93          10563             10447            10107
1/31/94           10629             10492            10151
2/28/94           10564             10472            10133
3/31/94           10511             10411            10073
4/30/94           10471             10361            10024
5/31/94           10484             10451            10111
6/30/94           10510             10401            10063
7/31/94           10605             10426            10087
8/31/94           10640             10517            10175
9/30/94           10616             10468            10128
10/31/94          10640             10468            10128
11/30/94          10595             10479            10138
12/31/94          10615             10533            10192
1/31/95           10760             10690            10343
2/28/95           10906             10778            10428
3/31/95           10967             10912            10557
4/30/95           11065             11046            10687
5/31/95           11254             11103            10742
6/30/95           11315             11186            10822
7/31/95           11360             11166            10803
8/31/95           11428             11272            10906
9/30/95           11484             11336            10968
10/31/95          11580             11399            11029
11/30/95          11678             11486            11113
12/31/95          11767             11532            11157
1/31/96           11867             11625            11247
2/29/96           11820             11624            11246
3/31/96           11811             11573            11197
4/30/96           11823             11640            11262
5/31/96           11849             11694            11314
6/30/96           11935             11737            11356
7/31/96           11982             11866            11480
8/31/96           12026             11876            11490
9/30/96           12136             11983            11594
10/31/96          12273             12078            11685
11/30/96          12364             12148            11753
12/31/96          12366             12181            11785
1/31/97           12425             12249            11851
2/28/97           12455             12280            11881
3/31/97           12445             12299            11899
4/30/97           12547             12380            11978
5/31/97           12635             12474            12069
6/30/97           12722             12568            12161
7/31/97           12861             12638            12227
8/31/97           12874             12683            12271
9/30/97           12972             12809            12393
10/31/97          13068             12858            12440
11/30/97          13100             12921            12501
12/31/97          13188             12997            12575
1/31/98           13315             13069            12644
2/28/98           13327             13097            12671
3/31/98           13379             13183            12755
4/30/98           13443             13213            12785
5/31/98           13514             13273            12842
6/30/98           13584             13345            12911
7/31/98           13648             13376            12942
8/31/98           13815             13490            13052
9/30/98           14001             13630            13187
10/31/98          14070             13687            13242
11/30/98          14056             13687            13242
12/31/98          14109             13701            13256
1/31/99           14163             13797            13349
2/28/99           14099             13697            13253
3/31/99           14195             13778            13331
4/30/99           14239             13861            13411
5/31/99           14229             13818            13369
6/30/99           14270             13718            13273
7/31/99           14315             13791            13343
8/20/99           14315             13877            13426
8/31/99           14355             13802            13353

The Lehman Brothers U.S. Government Bond (1-3 Year) Index is an unmanaged index that tracks the performance of short-term U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

SHARE CLASS          A                      B                       C
Inception         10/1/92                 2/1/93                  1/4/95
------------------------------------------------------------------------------
            Without      With       Without      With       Without      With
             Sales      Sales        Sales      Sales        Sales      Sales
            Charge      Charge      Charge      Charge      Charge      Charge
------------------------------------------------------------------------------
1 year      3.48%       0.12%       2.79%       (1.14)%     3.26%       2.28%
------------------------------------------------------------------------------
5 years     5.79        5.09        5.10         5.10       5.60        5.60
------------------------------------------------------------------------------
Life        4.90        4.38        4.25         4.25       4.76        4.76
------------------------------------------------------------------------------

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 10/1/92 - 8/31/99

              Without        With Sales
            Sales Charge      Charge
            ------------      ------
Class A       $13,802         $13,353
---------------------------------------
Class B       $13,224         $13,224
---------------------------------------
Class C       $13,674         $13,674
---------------------------------------

SECTOR BREAKDOWNS
8/31/99 VS. 8/31/98

[graphic omitted]

                              8/31/99        8/31/98
TREASURY SECURITIES             7.04%         40.29%
ADJUSTABLE OR
MORTGAGE SECURITIES             6.89%         19.20%
FIXED-RATE MORTGAGE
SECURITIES                     69.21%         27.02%
FLOATING RATE NOTES            16.86%         13.49%

Sector breakdowns are calculated as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this breakdown in the future.

ANNUAL REPORT: COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND

DURATION

8/31/99                     5.40 years
--------------------------------------
8/31/98                     4.73 years
--------------------------------------

NET ASSET VALUE PER SHARE
ON 8/31/99

Class A                          $6.32
--------------------------------------
Class B                          $6.32
--------------------------------------
Class C                          $6.32
--------------------------------------
Class Z                          $6.32
--------------------------------------

DISTRIBUTIONS DECLARED PER
SHARE FROM 9/1/98 TO 8/31/99

Class A                         $0.369
--------------------------------------
Class B                         $0.319
--------------------------------------
Class C                         $0.329
--------------------------------------
Class Z (1/29/99-8/31/99)       $0.229
--------------------------------------

30-DAY SEC YIELDS ON 8/31/99

Class A                          5.63%
--------------------------------------
Class B                          5.15%
--------------------------------------
Class C                          5.31%
--------------------------------------
Class Z                          6.18%
--------------------------------------

30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not borne certain expenses, the SEC yield would have been 5.16% for Class C shares.

AVERAGE LIFE BREAKDOWN
AS OF 8/31/99

0-5 years                       25.35%
--------------------------------------
5-10 years                      53.73%
--------------------------------------
10-15 years                     15.91%
--------------------------------------
15-20 years                      5.01%
--------------------------------------

Average life is the expected maturity of a bond and is calculated as a percentage of total investments.

--------------------------------------------------------------------------------
COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

The Fund maintains a conservative portfolio invested primarily in U.S. government securities, with a risk profile similar to a five-year Treasury. The Fund is managed to maintain an average duration of between 2.2 and 5.5 years.

Early in the period, investors' low risk tolerance, falling interest rates and increased fears of mortgage prepayments led us to reduce the portfolio's investment in mortgage-backed securities. However, early in 1999 interest rates began to rise and we emphasized attractively valued mortgage securities that we expected would benefit from lowered prepayment expectations, as homeowners became less likely to refinance their mortgages. We increased the relative weight of mortgages in the portfolio from 60.1% to 68.9%(1) and decreased our investment in Treasurys and U.S. agency debt. In addition to changing the Fund's asset mix, we positioned the portfolio to take advantage of more stable interest rates, which have historically been positive for mortgage-backed securities.

Increasing the portfolio's duration and its investment in mortgage securities held back the Fund's 12-month performance because interest rates rose with a speed and magnitude that we hadn't anticipated. As a result, despite attractive mortgage sector investment characteristics, investors favored assets with lower duration and lower perceived risk than mortgage securities. In response, mortgage bond prices fell. Conditions were further aggravated by heavy mortgage issuance as the period ended. However, we believe that our active duration and asset mix management should benefit the Fund over the longer term.

(1) Calculated as a percentage of senior securities.


AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/99

SHARE CLASS        A                   B                    C               Z
Inception      10/13/87              6/8/92               8/1/97         1/29/99
--------------------------------------------------------------------------------
           Without    With      Without    With      Without   With      Without
            Sales    Sales       Sales    Sales       Sales   Sales       Sales
           Charge    Charge     Charge    Charge     Charge   Charge     Charge
--------------------------------------------------------------------------------
1 year     (0.70)%   (5.42)%    (1.44)%   (6.14)%    (1.29)%  (2.23)%    (0.55)%
--------------------------------------------------------------------------------
5 years     5.96      4.93       5.17      4.84       5.69     5.69       5.99
--------------------------------------------------------------------------------
10 years    6.30      5.78       5.73      5.73       6.16     6.16       6.31
--------------------------------------------------------------------------------

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 8/31/89 - 8/31/99

[graphic omitted]

              Lehman Brothers
             Intermediate U.S.     Without Sales         With
                 Govt Bond             Charge        Sales Charge
8/31/89            10000               10000              9525
11/30/89           10360               10255              9768
2/28/90            10364               10284              9796
5/31/90            10563               10582             10079
8/31/90            10813               10794             10282
11/30/90           11228               11187             10656
2/28/91            11570               11431             10888
5/31/91            11821               11665             11111
8/30/91            12186               12024             11453
11/29/91           12682               12391             11802
2/28/92            12905               12565             11968
5/31/92            13162               12726             12122
8/31/92            13747               13023             12404
11/30/92           13711               13100             12478
2/28/93            14356               13420             12783
5/31/93            14482               13570             12925
8/31/93            14941               13863             13205
11/30/93           14963               13837             13180
2/28/94            14965               13838             13182
5/31/94            14662               13636             12988
8/31/94            14900               13747             13094
11/30/94           14714               13666             13017
2/28/95            15292               14097             13427
5/31/95            15993               14895             14187
8/31/95            16235               15059             14344
11/30/95           16725               15572             14832
2/29/96            16852               15693             14948
5/31/96            16718               15367             14637
8/31/96            16959               15492             14756
11/30/96           17671               16281             15508
2/28/97            17672               16253             15481
5/31/97            17908               16478             15695
8/31/97            18324               16883             16081
11/30/97           18780               17400             16574
2/28/98            19160               17632             16794
5/31/98            19444               17977             17123
8/20/98            20022               18381             17508
11/20/98           20460               18798             17905
2/20/99            20348               18717             17828
5/20/99            20413               18692             17804
8/31/99            20474               18418             17543

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index that tracks the performance of U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

SHARE CLASS          A                   B                       C          Z
Inception        10/13/87              6/8/92                  8/1/97    1/29/99
--------------------------------------------------------------------------------
            Without    With      Without    With     Without    With     Without
             Sales    Sales       Sales    Sales      Sales    Sales      Sales
            Charge    Charge     Charge    Charge    Charge    Charge    Charge
--------------------------------------------------------------------------------
1 year       2.22%    (2.63)%    1.44%     (3.39)%   1.59%     0.63%     2.33%
--------------------------------------------------------------------------------
5 years      6.40      5.37      5.61       5.29     6.16      6.16      6.43
--------------------------------------------------------------------------------
10 years     6.42      5.90      5.86       5.86     6.29      6.29      6.43
--------------------------------------------------------------------------------

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares.

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 8/31/89 - 8/31/99

               Without         With Sales
             Sales Charge        Charge
             ------------        ------
Class A        $18,418           $17,543
----------------------------------------
Class B        $17,455           $17,455
----------------------------------------
Class C        $18,187           $18,187
----------------------------------------
Class Z        $18,448             N/A
----------------------------------------

SECTOR BREAKDOWNS
8/31/99 VS. 8/31/98

[graphic omitted]

                              8/31/99        8/31/98
TREASURY SECURITIES            29.05%         42.40%
FNMAs                          37.84%         26.57%
GNMAs                          28.70%         25.90%
FHLMCs                          2.33%          2.54%
SBA                             2.08%          2.59%


Sector breakdowns are calculated as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this breakdown in the future.

ANNUAL REPORT: COLONIAL FEDERAL SECURITIES FUND

DURATION

8/31/99                     7.32 years
--------------------------------------
8/31/98                     5.98 years
--------------------------------------

NET ASSET VALUE PER SHARE
ON 8/31/99

Class A                         $10.14
--------------------------------------
Class B                         $10.14
--------------------------------------
Class C                         $10.14
--------------------------------------
Class Z                         $10.14
--------------------------------------

DISTRIBUTIONS DECLARED PER
SHARE FROM 9/1/98 TO 8/31/99

Class A                         $0.674
--------------------------------------
Class B                         $0.592
--------------------------------------
Class C                         $0.608
--------------------------------------
Class Z (1/11/99-8/31/99)       $0.464
--------------------------------------

30-DAY SEC YIELDS ON 8/31/99

Class A                         6.56%
--------------------------------------
Class B                         6.13%
--------------------------------------
Class C                         6.28%
--------------------------------------
Class Z                         7.16%
--------------------------------------

30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not borne certain expenses, the SEC yield would have been 6.13% for Class C shares.

AVERAGE LIFE BREAKDOWN
AS OF 8/31/99
0-5 years                       15.15%
--------------------------------------
5-10 years                      35.18%
--------------------------------------
10-15 years                     45.02%
--------------------------------------
15-20 years                      4.65%
--------------------------------------

Average life is the expected maturity of a bond and is calculated as a percentage of total investments.

--------------------------------------------------------------------------------
COLONIAL FEDERAL SECURITIES FUND
--------------------------------------------------------------------------------

The Fund invests primarily in U.S. government securities and is designed for investors who are willing to accept the risks associated with longer-term securities. The Fund offers the highest return potential of Colonial's three government funds.

Over the past 12 months, we shifted the portfolio's asset mix -- we increased the proportion of assets invested in mortgages and decreased our investment in Treasurys and asset-backed securities. By reallocating the portfolio's assets, we positioned the Fund to take advantage of these higher interest rates, which generally benefit mortgage security performance because of falling prepayment expectations.

We are confident that active management of the portfolio's duration and asset allocation should benefit the Fund in the long term. Over the short term, our strategy of increasing duration and mortgage exposure limited the Fund's returns because interest rates rose faster and farther than we expected. As a result, investors avoided mortgage-backed investments in favor of more liquid investments with shorter durations, and mortgage security prices fell in response. Conditions were aggravated near the end of the period when heavy mortgage-backed supply further pressured mortgage prices. We expect more favorable conditions for mortgage-backed securities going forward and believe we are well positioned to take advantage of these conditions.

AVERAGE ANNUAL TOTAL RETURNS AS OF 8/31/99

SHARE CLASS        A                  B                   C                 Z
Inception       3/30/84             6/8/92              8/1/97           1/11/99
--------------------------------------------------------------------------------
           Without   With      Without   With      Without     With      Without
            Sales   Sales       Sales   Sales       Sales     Sales       Sales
           Charge   Charge     Charge   Charge     Charge     Charge     Charge
--------------------------------------------------------------------------------
1 year     (2.56)%  (7.19)%    (3.30)%  (7.87)%    (3.15)%    (4.07)%    (2.40)%
--------------------------------------------------------------------------------
5 years     6.43     5.40       5.64     5.32       6.16       6.16       6.47
--------------------------------------------------------------------------------
10 years    7.25     6.73       6.66     6.66       7.11       7.11       7.26
--------------------------------------------------------------------------------

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 8/31/89 - 8/31/99

[graphic omitted]

                Lehman Brothers
               Intermediate U.S.     Without Sales        With
                   Govt Bond            Charge         Sales Charge
08/31/1989           10000              10000              9525
11/30/1989           10360              10434              9938
02/28/1990           10364              10164              9681
05/31/1990           10563              10472              9976
08/31/1990           10813              10394              9900
11/30/1990           11228              11157             10627
02/28/1991           11570              11297             10760
05/31/1991           11821              11354             10815
08/31/1991           12186              11976             11407
11/30/1991           12682              12511             11917
02/29/1992           12905              12587             11989
05/31/1992           13162              12904             12291
08/31/1992           13747              13555             12911
11/30/1992           13711              13555             12911
02/28/1993           14356              14496             13807
05/31/1993           14482              14640             13945
08/31/1993           14941              15356             14627
11/30/1993           14963              15310             14583
02/28/1994           14965              14942             14232
05/31/1994           14662              14686             13989
08/31/1994           14900              14522             13832
11/30/1994           14714              14382             13699
02/28/1995           15292              15061             14346
05/31/1995           15993              16216             15446
08/31/1995           16235              16435             15654
11/30/1995           16725              17168             16353
02/29/1996           16852              16651             15860
05/31/1996           16718              16401             15622
08/31/1996           16959              16715             15921
11/30/1996           17671              17711             16870
02/28/1997           17672              17634             16796
05/31/1997           17908              17952             17099
08/31/1997           18324              18427             17552
11/30/1997           18780              19050             18145
02/28/1998           19160              19540             18612
05/31/1998           19444              19894             18949
08/31/1998           20022              20586             19608
11/30/1998           20460              20890             19898
02/28/1999           20348              20592             19614
05/31/1999           20413              20507             19533
08/31/1999           20474              20129             19173

The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index that tracks the performance U.S. government securities. Unlike mutual funds, indexes are not investments and do not incur fees or charges. It is not possible to invest in an index.

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

SHARE CLASS        A                   B                    C               Z
Inception       3/30/84              6/8/92               8/1/97         1/11/99
--------------------------------------------------------------------------------
           Without    With      Without    With      Without   With      Without
            Sales    Sales       Sales    Sales       Sales   Sales       Sales
           Charge    Charge     Charge    Charge     Charge   Charge     Charge
--------------------------------------------------------------------------------
1 year     1.40%     (3.42)%    0.62%     (4.14)%    0.77%    (0.18)%    1.53%
--------------------------------------------------------------------------------
5 years    7.18       6.14      6.38       6.07      6.93      6.93      7.21
--------------------------------------------------------------------------------
10 years   7.39       6.87      6.82       6.82      7.26      7.26      7.40
--------------------------------------------------------------------------------

Class B, C and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares.

PERFORMANCE OF A $10,000
INVESTMENT IN ALL SHARE CLASSES
FROM 8/31/89 TO 8/31/99

               Without        With Sales
             Sales Charge      Charge
             ------------      ------
Class A        $20,129         $19,173
--------------------------------------
Class B        $19,064         $19,064
--------------------------------------
Class C        $19,874         $19,874
--------------------------------------
Class Z        $20,162           N/A
--------------------------------------

SECTOR BREAKDOWNS
8/31/99 VS. 8/31/98

[graphic omitted]

                              8/31/99        8/31/98
TREASURY SECURITIES            33.76%         44.25%
FNMAs                          19.04%         11.61%
FHLMCs                         10.50%         13.93%
NON-AGENCY MBS                 11.28%         10.97%
GNMAs                          25.42%         16.66%
CMO                                0%          2.58%

Sector breakdowns are calculated as a percentage of total investments. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain this breakdown in the future.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

August 31, 1999 (In thousands)

COLONIAL SHORT DURATION U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS -- 106.1%                 PAR      VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES -- 98.6%

              MATURITIES
COUPON         FROM/TO
------------------------
FEDERAL FARM CREDIT BANK,
FIXED RATE NOTE,
   6.400%           2002(a)               $   250   $   251
                                                    -------

FEDERAL HOME LOAN BANK:
FIXED RATE NOTE,
   5.720%           2003                      500       485
   6.150%           2000(a)                   500       500
   7.590%           2005                       50        52
                                                    -------
                                                      1,037
                                                    -------

FLOATING RATE NOTE,
    (b)             2000(c)                 3,000     3,000
                                                    -------

FEDERAL HOME LOAN MORTGAGE CORP:
FIXED RATE NOTE:
   6.500%           2012(c)                 1,000       972
   8.000%      2011-2017(a)(c)              1,054     1,076
   9.250%           2009(a)                   103       108
   9.750%           2009                      190       201
                                                    -------
                                                      2,357
                                                    -------
ADJUSTABLE RATE MORTGAGE: (d)
   6.096%           2018(a)                   103       100
   6.577%           2018                      149       146
   7.391%           2019                      205       207
                                                    -------
                                                        453
                                                    -------

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
FIXED RATE NOTE:
   6.000%           2008(a)                   339       326
   6.080%           2000(a)                   120       120
   6.240%           2000(a)                   400       401
   6.800%           2003(a)                   500       504
   7.000%      2009-2024(a)(c)              2,337     2,316
   7.500%      2014-2027(c)                 4,621     4,651
   9.500%           2006                       57        61
  10.000%      2005-2006(a)                   441       471
                                                    -------
                                                      8,850
                                                    -------

ADJUSTABLE RATE MORTGAGE: (d)
   6.391%           2027                      117       114
   7.296%           2019(a)                   153       156
   7.435%           2019                       93        95
   7.583%           2023                      111       113
   7.614%           2020                       81        83
   7.995%           2022                       87        88
   8.105%           2017                       61        62
   8.366%           2019                      110       113
                                                    -------
                                                        824
                                                    -------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
FIXED RATE MORTGAGE:
   7.000%      2027-2028(a)                 1,125     1,090
   9.000%      2008-2009                      846       893
   9.500%           2009(a)                 3,453     3,696
  10.500%      2012-2018                      272       299
                                                    -------
                                                      5,978
                                                    -------

ADJUSTABLE RATE MORTGAGE: (d)
    6.875%          2022                  $    28   $    28
    7.000%          2022                      299       300
    7.375%          2023                      231       233
                                                    -------
                                                        561
                                                    -------

STUDENT LOAN MARKETING ASSOCIATION,
FLOATING RATE NOTE, (d)
    5.581%          2000(a)                 1,500     1,500
                                                    -------

Total Government Agencies (cost of $25,002)          24,811
                                                    -------

GOVERNMENT OBLIGATIONS - 7.5%
--------------------------------------------------------------------------------
U.S. TREASURY BOND,
    5.625%      02/28/01(a)                 1,200     1,199
                                                    -------

U.S. TREASURY NOTE,
    6.500%      05/31/01(a)                   475       481
                                                    -------

U.S. TREASURY NOTES/BOND,
    4.500%      09/30/00(a)                   200       198
                                                    -------

Total Government Obligations (cost of $1,903)         1,878
                                                    -------
Total Investments (cost of $26,905)(e)               26,689
                                                    -------

SHORT-TERM OBLIGATIONS - 24.7%
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago
Corp., dated 08/31/99, due 09/01/99
at 5.400%, collateralized by U.S. Treasury
notes and/or bonds with various maturities
to 2027, market value $5,307 (repurchase
proceeds $5,211)                            5,210     5,210

FEDERAL NATIONAL MORTGAGE ASSOCIATION,
FIXED RATE NOTE,

    5.420%        1999 (c)                  1,000     1,000
                                                    -------
Total Short-Term Obligations                          6,210
                                                    -------

OTHER ASSETS & LIABILITIES, NET - (30.8%)            (7,748)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                 $25,151
                                                    =======

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) These securities, or a portion thereof, with a total market value of $9,377, are being used to collateralize the delayed delivery purchases indicated in note (c) below.
(b) Zero coupon bond. Rate changed to 5.717% on September 1, 1999.
(c) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(d) Interest rates on variable rate securities change periodically. The rates listed are as of August 31, 1999.
(e) Cost for federal income tax purposes is $26,908.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

August 31, 1999 (In thousands)

COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------
U.S. GOVERNMENT &
AGENCY OBLIGATIONS - 110.3%                  PAR      VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 78.3%

              MATURITIES
COUPON          FROM/TO
------------------------
FEDERAL HOME LOAN MORTGAGE CORP.:
   7.500%      2007-2016                     $771     $ 775
   8.000%      2003-2016                    7,665     7,785
   8.500%      2007-2017                    1,864     1,932
   8.750%      2005-2013                      832       867
   9.000%      2001-2018                    1,535     1,601
   9.250%      2008-2019                    2,953     3,104
   9.500%      2005-2016                    1,006     1,058
   9.750%           2016                       60        64
  10.000%           2019                      343       365
  10.250%      2009-2016                      889       954
  10.500%      2009-2021                    1,354     1,477
  11.250%      2005-2015                    1,512     1,664
                                                    -------
                                                     21,646
                                                    -------

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
   6.000%      2008-2026(a)               131,484   124,949
   6.500%      2007-2029                   58,386    55,311
   7.000%      2007-2027(a)                71,664    69,618
   7.500%      2006-2027(a)                78,359    77,833
   8.000%      2008-2009                    1,446     1,472
   8.250%           2008                      468       474
   8.500%      2003-2021                    3,884     4,022
   9.000%      2002-2022                   10,641    11,142
  10.000%      2001-2006                    3,916     4,189
  10.500%      2010-2016                    2,249     2,454
  11.000%           2015                      558       617
                                                    -------
                                                    352,081
                                                    -------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
   6.500%      2023-2029                   44,197    41,749
   7.000%      2022-2028(a)                92,982    90,259
   7.500%           2007                      149       150
   8.000%      2004-2023                    1,728     1,746
   8.500%      2017-2022                      895       922
   8.750%      2021-2022                      930       975
   8.850%      2018-2020                    2,152     2,232
   9.000%      2008-2025                    8,535     8,953
   9.250%      2016-2022                    4,337     4,548
   9.500%      2004-2025                   61,778    66,080
  10.000%      2000-2018                    1,881     1,985
  10.250%           2018                      191       205
  10.500%      2000-2020                    4,960     5,451
  10.625%           2010                       21        23
  11.000%      2009-2021                    6,301     7,006
  11.250%           2015                       72        79
  11.500%      2010-2021                    9,528    10,704
  11.750%      2013-2015                      177       197
  12.000%      2011-2016                    9,693    10,979
  12.250%      2013-2014                      400       449
  12.500%      2010-2015                    6,455     7,369
  12.750%           2014                       44        50
  13.000%      2011-2016                    2,343     2,699
  13.500%      2010-2015                    1,680     1,950
  14.000%      2011-2012                       89       104
  14.500%           2012                       17        20
  15.000%      2011-2012                       86       102
                                                    -------
                                                    266,986
                                                    -------

U.S. SMALL BUSINESS ADMINISTRATION:
   7.600%       01/01/12                  $ 2,871  $  2,923
   8.200%       10/01/11                    2,845     2,950
   8.250%       11/01/11                    5,599     5,928
   8.650%       11/01/14                    3,972     4,202
   8.850%       08/01/11                      831       892
   9.150%       07/01/11                    2,295     2,428
                                                    -------
                                                     19,323
                                                    -------
Total Government Agencies (cost of $644,945)        660,036
                                                    -------

GOVERNMENT OBLIGATIONS - 32.0%
--------------------------------------------------------------------------------
U.S. TREASURY BONDS:
   5.250%       02/15/29                   10,020     8,764
   7.875%       02/15/21(b)                25,241    29,276
  12.000%       08/15/13(b)                13,843    19,051
                                                    -------
                                                     57,091
                                                    -------

U.S. TREASURY NOTES:
   5.750%       08/15/03(b)                19,169    19,034
   5.875%       11/15/05(b)                18,210    17,994
   6.500%       11/15/26(b)                 4,294     4,358
   6.875%       05/15/06(b)                85,383    88,705
   7.875%       11/15/04(b)                19,518    21,064
  10.375%       11/15/12(b)                49,603    61,988
                                                    -------
                                                    213,143
                                                    -------
Total Government Obligations (cost of $299,250)     270,234
                                                    -------
Total U.S. Government & Agency Obligations
(cost of $944,195)                                  930,270

OPTIONS - 0.0%                            CONTRACTS
--------------------------------------------------------------------------------
September 1999 Treasury Bond Call,
Strike price $97.17, expiration
09/14/99 (cost of $138)                      300          5
                                                    -------
Total Investments (cost of $944,333) (c)            930,275
                                                    -------

LIABILITY FOR CALL OPTIONS OUTSTANDING - 0.0%            (1)
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 16.8%               PAR
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO
Chicago Corp., dated 08/31/99, due
09/01/99 at 5.400%, collateralized by
U.S. Treasury bonds and/or notes with
various maturities to 2027, market
value $144,628 (repurchase proceeds
$142,013)(b)                             $141,992   141,992
                                                    -------

OTHER ASSETS & LIABILITIES, NET - (27.1)%          (228,655)
--------------------------------------------------------------------------------
Net Assets - 100.0%                               $ 843,611
                                                  =========

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

August 31, 1999 (In thousands)

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) These securities, or a portion thereof, with a total market value of $299,466, are being used to collateralize the delayed delivery purchases indicated in note (a) above, open futures contracts and written call options.
(c) Cost for federal income tax purposes is $945,930.

Long future contracts open at August 31, 1999:

                  PAR VALUE                    UNREALIZED
                 COVERED BY   EXPIRATION      APPRECIATION
     TYPE         CONTRACTS      MONTH         AT 08/31/99
--------------------------------------------------------------------------------
Treasury Note       $332       September          $328

Written call options outstanding at August 31, 1999:

                  NUMBER OF   EXPIRATION    STRIKE     MARKET
     TYPE         CONTRACTS      MONTH       PRICE      VALUE
--------------------------------------------------------------------------------
GNMA 7.000%         $300       September     $99         $1

COLONIAL FEDERAL SECURITIES FUND
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY
OBLIGATIONS - 116.9%                          PAR     VALUE
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 72.4%
              MATURITIES
COUPON         FROM/TO
------------------------
FEDERAL HOME LOAN MORTGAGE CORP.:
   6.500%           2012-2029(a)          $91,785  $ 88,524
   7.500%                2016                 467       469
   8.000%           2003-2016               2,069     2,114
   8.500%           2007-2010               1,495     1,549
   8.750%           2004-2010                 547       570
   9.000%           2001-2022               3,361     3,508
   9.250%           2008-2010               2,769     2,911
   9.500%           2004-2016               1,288     1,355
   9.750%           2008-2016                 473       502
  10.000%                2019                 343       365
  10.250%           2009-2013                 753       807
  10.500%           2017-2020               1,035     1,129
  11.250%           2003-2015                 945     1,040
  11.500%                2015                  91       101
  12.000%                2013                  38        41
                                                    -------
                                                    104,985
                                                    -------

FEDERAL NATIONAL MORTGAGE ASSOCIATION:
   6.000%           2008-2024(a)           71,180    67,334
   6.500%           2003-2029(a)           36,035    34,142
   7.000%           2010-2027(a)           36,784    35,759
   7.500%           2002-2027              36,986    36,744
   8.000%           2008-2019               1,657     1,687
   8.250%           2008-2011                 809       819
   8.500%           2008-2017               2,727     2,824
   9.000%           2002-2021               9,655    10,103
   9.500%           2008-2018                 987     1,044
                                                    -------
                                                    190,456
                                                    -------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
   6.000%           2028-2029(a)         $ 50,005  $ 45,770
   6.500%           2023-2029(a)           73,386    69,217
   7.000%           2022-2028(a)          110,622   107,201
   7.500%           2006-2007(a)              646       645
   8.000%           2005-2008                  46        47
   9.000%           2008-2017               4,681     4,939
   9.500%           2009-2019              12,595    13,469
  10.000%           2000-2003                  80        86
  10.500%           2013-2021               6,747     7,439
  11.000%                2010                   2         2
  11.500%           2013-2013                  25        28
  11.750%           2013-2015                 100       112
  12.000%           2012-2015                 324       368
  12.500%           2010-2014               3,007     3,440
  13.000%           2011-2015               1,241     1,433
                                                    -------
                                                    254,196
                                                    -------
Total Government Agencies
(cost of $554,444)                                  549,637
                                                    -------

--------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 44.5%
U.S. TREASURY BONDS:
   5.250%              2/15/29(b)           8,980     7,855
   8.750%              8/15/20(b)          14,333    18,004
  12.000%              8/15/13(b)          91,051   125,304
  12.750%             11/15/10(b)          46,873    62,041
                                                    -------
                                                    213,204
                                                    -------

U.S. TREASURY NOTES:
   7.875%             11/15/04(b)          14,314    15,448
   8.875%              2/15/19(b)          17,585    22,149
  10.375%             11/15/12(b)          53,118    66,381
                                                    -------
                                                    103,978
                                                    -------

U.S. TREASURY STRIP,
   0.000%              8/15/12(b)          47,184    20,487
                                                    -------
Total Government Obligations (cost of $360,627)     337,669
                                                    -------
Total U.S. Government & Agency Obligations
(cost of $915,071)                                  887,306
                                                    -------

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO CONTINUED
--------------------------------------------------------------------------------

August 31, 1999 (In thousands)

COLONIAL FEDERAL SECURITIES FUND CONTD.      PAR      VALUE
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACKED SECURITIES - 14.9%

NON-AGENCY MORTGAGE-BACKED SECURITIES - 3.5%
Countrywide Mortgage Trust,
        7.600%  04/25/23                 $    993  $    987
CS First Boston Mortgage Securities Corp.,
        7.500%  06/1/20(b)                  7,986     7,936
First Boston Mortgage Securities Corp.,
        6.150%  09/28/13                    2,000     1,992
Headlands Mortgage Securities, Inc.:
        6.500%  11/25/28                      746       616
        7.750%  03/25/27                    5,291     5,165
Norwest Asset Securities Corp.,
        7.000%  04/25/12                    2,362     2,244
PNC Mortgage Securities Corp.,
        7.000%  05/25/27                    2,378     2,317
Prudential Home Mortgage Securities,
        6.456%  12/28/08                    1,385     1,316
Residential Asset Securitization Trust,
        7.500%  11/25/11                    1,065     1,047
Structured Mortgage Asset Residential Trust,
        8.375%  06/25/08                    1,620     1,648
Tryon Mortgage Funding, Inc.,
        7.500%  02/20/27                    1,221     1,196
                                                    -------
                                                     26,464
                                                    -------

ASSET-BACKED SECURITIES - 11.4%
Contimortgage Home Equity Loan Trust:
        7.310%  08/15/28                    7,150     6,918
        7.340%  04/15/28                    4,000     3,901
Country Wide Asset Backed Certificates,
        7.530%  05/25/29                    1,000       976
Delta Funding Home Equity Loan Trust,
        6.800%  03/15/28                      400       332
        7.330%  10/25/28                    7,588     7,407
        7.370%  11/15/07                    5,000     4,135
Empire Funding Home Loan Owner Trust,
        7.510%  03/25/23                    4,000     3,935
Green Tree Financial Corp.:
        7.200%  01/15/28                   10,000    10,045
        7.320%  07/15/28                    4,500     4,519
        7.850%  08/15/25                    9,100     7,808
Indymac Manufactured Housing Contract,
        6.970%  02/25/28                    4,616     4,514
Preferred Mortgage Asset Trust,
        7.900%  05/25/12                    2,101     2,105
Team Fleet Financing Corp.,
        7.350%  05/15/03                    3,950     3,966
The Money Store Home Equity Trust:
        7.910%  05/15/24                    9,306     9,434
        8.525%  06/15/25                    2,800     2,858
The Money Store Home Improvement Trust,
        8.070%  05/15/23                    5,875     5,788
UCFC Home Equity Loan Trust:
        7.980%  02/15/22                    5,000     5,052
        8.550%  01/10/20                    2,650     2,698
                                                    -------
                                                     86,391
                                                    -------
Non-Agency Mortgage-Backed
& Asset-Backed Securities (cost $116,781)           112,855
                                                    -------

                                         CONTRACTS    VALUE
--------------------------------------------------------------------------------
OPTIONS - 0.0%
--------------------------------------------------------------------------------
September 1999 Treasury Bond Call,
Strike Price $97.17,
expiration 09/14/99                      $30,000 $        5
                                                 ----------
(cost of $138)

Total Investments (cost of $1,031,990)(c)         1,000,166
                                                 ----------

LIABILITY FOR CALL OPTIONS OUTSTANDING - 0.0%            (1)
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 4.0%                PAR
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO
Chicago Corp., dated, 08/31/99, due
09/01/99 at 5.400%, collateralized by
U.S. Treasury notes and/or bonds with
various maturities to 2027, market
value $31,049 (repurchase proceeds
$30,487)                                   30,483    30,483
                                                  ---------

OTHER ASSETS & LIABILITIES, NET - (35.8)%         (271,813)
--------------------------------------------------------------------------------

Net Assets - 100.0%                               $ 758,835
                                                  =========

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
(a) These securities have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and the settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(b) These securities, or a portion thereof, with a total market value of $386,670, are being used to collateralize the delayed delivery purchases indicated in note (a) above.
(c) Cost for federal income tax purposes is $1,032,475.

Futures contracts open at August 31, 1999:

                                                  UNREALIZED
                  PAR VALUE                      APPRECIATION
                 COVERED BY      EXPIRATION     (DEPRECIATION)
   TYPE           CONTRACTS         MONTH         AT 08/31/99
--------------------------------------------------------------
Treasury Bond      $8,700         December          $(78)
Treasury Note     (29,300)        September          290

   ACRONYM                                 NAME
--------------------   ---------------------------------------
    STRIP                       Separately Traded Receipt
                                of Interest and Principal

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

August 31, 1999

(In thousands except for per share amounts and footnotes)


                                                         CSDUSGF                    CIUSGF                        CFSF
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at cost                                     $       26,905             $        944,333              $      1,031,990
Depreciation                                                      (216)                     (14,058)                      (31,824)
                                                        --------------             ----------------              ----------------
Investments at value                                            26,689                      930,275                     1,000,166
Short-term obligations                                           6,210                      141,992                        30,483
                                                        --------------             ----------------              ----------------
                                                                32,899                    1,072,267                     1,030,649
                                                        --------------             ----------------              ----------------
Cash                                             $   --                   $    588                     $     --
Receivable for:
     Investments sold                             1,267                        575                       18,254
     Interest                                       167                      7,602                        6,943
     Fund shares sold                                95                        708                          221
     Variation margin on futures                     --                         47                           19
     Expense reimbursement due from Advisor          24                         --                           --
Other                                                10          1,563         494           10,014         925            26,362
                                                 ------ --------------    -------- ----------------    --------  ----------------
     Total Assets                                               34,462                    1,082,281                     1,057,011

LIABILITIES
Options outstanding
     at value (premium received of $148 for each)    --                          1                            1
Payable for:
     Investments purchased                        9,190                    234,512                      294,569
     Distributions                                   40                      1,483                        1,577
     Fund shares repurchased                         31                      1,952                        1,366
Accrued:
     Deferred Trustees fees                           3                         23                           19
     Management fee                                  11                        425                          382
     Transfer Agent Out-of-Pocket fees                1                         34                           32
     Transfer Agent fee                               4                        120                          108
     Bookkeeping fee                                  2                         26                           23
Other                                                29                         94                           99
                                                 ------                   --------                     --------
     Total Liabilities                                           9,311                      238,670                       298,176
                                                        --------------             ----------------              ----------------

Net Assets                                              $       25,151             $        843,611              $        758,835
                                                        --------------             ----------------              ----------------
Net asset value & redemption price per share                     $9.72(a)                     $6.32(a)                     $10.14(a)
                                                        --------------             ----------------              ----------------
     -- Class A                                         ($11,750/1,209)            ($537,353/85,079)             ($681,542/67,240)
Maximum offering price per share                                $10.05(b)                     $6.64(b)                     $10.65(b)
                                                        --------------             ----------------              ----------------
     -- Class A                                          ($9.72/0.9675)               ($6.32/0.9525)               ($10.14/0.9525)
Net asset value & offering price per share                       $9.72(a)                     $6.32(a)                     $10.14(a)
                                                        --------------             ----------------              ----------------
     -- Class B                                            ($8,198/843)            ($295,832/46,842)               ($72,306/7,133)
Net asset value & offering price per share                       $9.72(a)                     $6.32(a)                     $10.14(a)
                                                        --------------             ----------------              ----------------
    -- Class C                                             ($5,203/535)                 ($3,109/492)                  ($4,986/492)
Net asset value, offering & redemption price per share             N/A                        $6.32                        $10.14
                                                        --------------             ----------------              ----------------
    -- Class Z                                                     N/A                ($7,317/1,158)                        ($1/(c))

COMPOSITION OF NET ASSETS
Capital paid in                                         $       25,688             $        994,942              $        921,825
Undistributed (overdistributed) net investment income              (49)                        (716)                          641
Accumulated net realized loss                                     (272)                    (137,032)                     (132,166)
Net unrealized appreciation (depreciation) on:
     Investments                                                  (216)                     (14,058)                      (31,824)
     Open futures contracts                                         --                          328                           212
     Open written options                                           --                          147                           147
                                                        --------------             ----------------              ----------------
                                                        $       25,151             $        843,611              $        758,835
                                                        ==============             ================              ================

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $100,000 or more of CSDUSGF or $50,000 or more of CIUSGF or CFSF the offering price is reduced.
(c) Rounds to less than one.





14   See notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended August 31, 1999
(In thousands)


                                                         CSDUSGF                    CIUSGF                        CFSF
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                        $1,320                      $65,992                      $60,588
Dollar roll fee income                                              31                        3,626                        4,765
                                                        --------------             ----------------              ----------------
                                                                 1,351                       69,618                       65,353

EXPENSES
Management fee                                   $ 132                    $ 5,757                     $  5,074
Service fee -- Class A, B and C                     50                      2,387                        2,111
Distribution fee -- Class B                         52                      2,649                          562
Distribution fee -- Class C                          6                         17                           27
Transfer agent                                      50                      2,047                        1,810
Bookkeeping fee                                     27                        345                          305
Trustees fee                                         8                         43                           48
Custodian fee                                        3                         32                           23
Audit fee                                           34                         98                           83
Legal fee                                           15                         12                           10
Registration fee                                    32                         41                           62
Reports to shareholders                              1                         64                           45
Other                                                5                        173                          124
                                                 -----                   --------                     --------
                                                   415                     13,665                       10,284
Fees and expenses waived or borne
     by the Advisor                               (165)                        --                           --
Fees waived by the Distributor -- Class C           --             250         (3)           13,662         (6)            10,278
                                                 -----  --------------   --------  ----------------    --------  ----------------
     Net Investment Income                                       1,101                       55,956                        55,075
                                                        --------------             ----------------              ----------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
     Investments                                  (235)                   (11,791)                     (16,027)
     Written options                                --                        249                          211
     Closed futures contracts                       --                        127                         (263)
                                                 -----                   --------                     --------
     Net Realized Loss                                            (235)                     (11,415)                      (16,079)
Net change in unrealized appreciation/depreciation
during the period on:
     Investments (See Note 5.)                    (203)                   (53,106)                     (60,436)
     Open futures contracts                         --                        328                          212
     Open written options                           --                        147                          147
                                                 -----                   --------                     --------
     Net Change in Unrealized
     Appreciation/Depreciation                                    (203)                     (52,631)                      (60,077)
                                                        --------------             ----------------              ----------------

     Net Loss                                                     (438)                     (64,046)                      (76,156)
                                                        --------------             ----------------              ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $  663                    $  (8,090)                     $(21,081)
                                                        ==============             ================              ================





See notes to financial statements.                                            15

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

(In thousands)

                                                              Year ended             Year ended              Year ended
                                                               August 31              August 31               August 31
------------------------------------------------------------------------------------------------------------------------------
                                                                CSDUSGF                 CIUSGF                   CFSF
------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                          1999       1998       1999(a)      1998        1999(b)     1998
Operations:
Net investment income                                     $ 1,101   $    659  $   55,956 $     63,528    $ 55,075  $  58,656
Net realized gain (loss)                                     (235)        26     (11,415)      23,328     (16,079)    24,144
Net unrealized appreciation (depreciation)                   (203)       113     (52,631)      14,849     (60,077)    22,012
                                                          -------    -------    --------   ----------    --------   --------
   Net Increase (Decrease) from Operations                    663        798      (8,090)     101,705     (21,081)   104,812
Distributions:
From net investment income -- Class A                        (567)      (396)    (33,518)     (38,886)    (47,748)   (53,064)
In excess of net investment income -- Class A                 (11)       (15)         --       (2,922)         --         --
In excess of gains -- Class A                                  (7)        --          --           --          --         --
From net investment income -- Class B                        (325)      (204)    (16,988)     (21,012)     (4,106)    (3,545)
In excess of net investment income -- Class B                  (6)        (8)         --       (1,579)         --         --
In excess of gains -- Class B                                  (4)        --          --           --          --         --
From net investment income -- Class C                        (169)       (67)       (116)         (26)       (207)       (31)
In excess of net investment income -- Class C                  (3)        (3)         --           (2)         --         --
In excess of gains -- Class C                                  (3)        --          --           --          --         --
From net investment income -- Class Z                          --         --        (138)          --         (c)         --
                                                          -------    -------    --------   ----------    --------   --------
                                                             (432)       105     (58,850)      37,278     (73,142)    48,172
                                                          -------    -------    --------   ----------    --------   --------
Fund Share Transactions:
Receipts for shares sold -- Class A                        16,989      4,793     132,798       64,333      45,956     25,903
Receipts for shares issued in the acquisition
of Crabbe Huson U.S. Govt. Income Fund                      4,254         --          --           --          --         --
Value of distributions reinvested -- Class A                  467        383      20,730       27,046      24,813     28,232
Cost of shares repurchased -- Class A                     (17,154)    (4,804)   (229,910)    (194,333)   (144,033)  (166,562)
                                                          -------    -------    --------   ----------    --------   --------
                                                            4,556        372     (76,382)    (102,954)    (73,264)  (112,427)
                                                          -------    -------    --------   ----------    --------   --------
Receipts for shares sold -- Class B                         9,622      5,469      35,046       29,371      36,968     19,396
Value of distributions reinvested -- Class B                  219        138       9,834       13,395       2,386      1,926
Cost of shares repurchased -- Class B                      (8,969)    (2,338)   (122,781)    (122,795)    (32,284)   (17,031)
                                                          -------    -------    --------   ----------    --------   --------
                                                              872      3,269     (77,901)     (80,029)      7,070      4,291
                                                          -------    -------    --------   ----------    --------   --------
Receipts for shares sold -- Class C                         4,319      1,604       3,162        1,310       4,548      1,317
Value of distributions reinvested -- Class C                  138         66          97           20         171         27
Cost of shares repurchased -- Class C                      (1,066)      (318)       (969)        (444)       (725)       (72)
                                                          -------    -------    --------   ----------    --------   --------
                                                            3,391      1,352       2,290          886       3,994      1,272
                                                          -------    -------    --------   ----------    --------   --------
Receipts for shares sold -- Class Z                            --         --       7,432           --           1         --
Value of distributions reinvested -- Class Z                   --         --         125           --         (c)         --
Cost of shares repurchased -- Class Z                          --         --         (13)          --         (c)         --
                                                          -------    -------    --------   ----------    --------   --------
                                                               --         --       7,544           --           1         --
                                                          -------    -------    --------   ----------    --------   --------
Net Increase (Decrease) from Fund Share Transactions        8,819      4,993    (144,449)    (182,097)    (62,199)  (106,864)
                                                          -------    -------    --------   ----------    --------   --------
      Total Increase (Decrease)                             8,387      5,098    (203,299)    (144,819)   (135,341)   (58,692)
                                                          -------    -------    --------   ----------    --------   --------
NET ASSETS
Beginning of period                                        16,764     11,666   1,046,910    1,191,729     894,176    952,868
                                                          -------    -------    --------   ----------    --------   --------
End of period                                             $25,151    $16,764    $843,611   $1,046,910    $758,835   $894,176
                                                          -------    -------    --------   ----------    --------   --------
   Net of undistributed (overdistributed)
   net investment income                                      (49)        27        (716)      (1,648)        641     (1,597)
                                                          -------    -------    --------   ----------    --------   --------

NUMBER OF FUND SHARES
Sold -- Class A                                             1,732        481      19,974        9,704       4,205      2,381
Issued in acquisition of Crabbe Huson U.S. Govt. Income Fund  421         --          --           --          --         --
Issued for distributions reinvested -- Class A                 47         38       3,136        4,088       2,305      2,615
Repurchased -- Class A                                     (1,719)      (482)    (34,681)     (29,361)    (13,322)   (15,425)
                                                          -------    -------    --------   ----------    --------   --------
                                                              481         37     (11,571)     (15,569)     (6,812)   (10,429)
                                                          -------    -------    --------   ----------    --------   --------
Sold -- Class B                                               965        548       5,259        4,426       3,383      1,784
Issued for distributions reinvested -- Class B                 22         14       1,487        2,025         222        178
Repurchased -- Class B                                       (898)      (235)    (18,569)     (18,551)     (2,972)    (1,575)
                                                          -------    -------    --------   ----------    --------   --------
                                                               89        327     (11,823)     (12,100)        633        387
                                                          -------    -------    --------   ----------    --------   --------
Sold -- Class C                                               435        161         476          198         416        122
Issued for distributions reinvested -- Class C                 14          7          15            3          16          3
Repurchased -- Class C                                       (108)       (32)       (148)         (67)        (67)        (7)
                                                          -------    -------    --------   ----------    --------   --------
                                                              341        136         343          134         365        118
                                                          -------    -------    --------   ----------    --------   --------
Sold -- Class Z                                                --         --       1,141           --         (c)         --
Issued for distributions reinvested -- Class Z                 --         --          19           --         (c)         --
Repurchased -- Class Z                                         --         --          (2)          --          --         --
                                                          -------    -------    --------   ----------    --------   --------
                                                               --         --       1,158           --         (c)         --
                                                          -------    -------    --------   ----------    --------   --------

(a) Class Z shares were initally offered on January 29, 1999.
(b) Class Z shares were initially offered on January 11, 1999.
(c) Rounds to less than one.




16   See notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1: ACCOUNTING POLICIES
ORGANIZATION
Colonial Short Duration U.S. Government Fund (CSDUSGF) and Colonial Intermediate U.S. Government Fund (CIUSGF), are each a series of Liberty Funds Trust II, formerly Colonial Trust II, and Colonial Federal Securities Fund (CFSF) is a series of Liberty Funds Trust III, formerly Colonial Trust III (individually referred to as a fund, collectively referred to as the Funds and are diversified portfolios). Liberty Funds Trust II and Liberty Funds Trust III are Massachusetts business trusts registered under the Investment Company Act of 1940, as amended, as open end management investment companies. CSDUSGF's investment objective is to seek as high a level of current income, as is consistent with very low volatility, by investing primarily in U.S. government securities and maintaining a weighted average portfolio duration of three years or less. CIUSGF's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by investing primarily in U.S. government securities. CFSF's investment objective is to seek as high a level of current income and total return as is consistent with prudent longer-term investing, by investing primarily in U.S. government securities. The Funds may issue an unlimited number of shares. CSDUSGF offers three classes of shares: Class A, Class B and Class C. CIUSGF and CFSF offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Effective January 29, 1999 and January 11, 1999, CIUSGF and CFSF, respectively, began offering Class Z shares. Class Z shares are offered continuously at net asset value. There are certain restrictions on purchasing Class Z shares, as described in each Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed in the preparation of the Funds' financial statements.

SECURITY VALUATION AND TRANSACTIONS
The Funds' portfolio positions are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Funds may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Funds may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Funds maintain U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the service fees for Class A, Class B and Class C shares and the distribution fees for Class B and Class C shares only.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

FEDERAL INCOME TAXES
Consistent with each Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, FEE INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. For CSDUSGF market discount is not accreted and premium is amortized against interest income with a corresponding decrease in the cost basis. For CIUSGF and CFSF premium and market discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS
Each Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

OTHER
The Funds' custodian takes possession through the federal book entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2: FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor), is the investment Advisor of each Fund and furnishes accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:

CSDUSGF
Flat fee rate of 0.55% annually.

CIUSGF

AVERAGE NET ASSETS                            ANNUAL FEE RATE
-------------------------------------------------------------
First $1 billion                                     0.60%
Next $500 million                                    0.55%
Over $1.5 billion                                    0.50%

CFSF

AVERAGE NET ASSETS                            ANNUAL FEE RATE
-------------------------------------------------------------
First $1 billion                                     0.60%
Next $1 billion                                      0.55%
Next $1 billion                                      0.50%
Over $3 billion                                      0.40%

BOOKKEEPING FEE
For each Fund the Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

AVERAGE NET ASSETS                            ANNUAL FEE RATE
-------------------------------------------------------------
First $50 million                                  No charge
Next $950 million                                   0.035%
Next $1 billion                                     0.025%
Next $1 billion                                     0.015%

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.17% annually of each Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is each Fund's principal underwriter. During the year ended August 31, 1999, each Fund has been advised that the Distributor retained net underwriting discounts on CSDUSGF, CIUSGF and CFSF of $4,862, $35,703 and $43,179, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of $1,284, $4,835 and $1,068 on Class A share redemptions, $29,678, $441,463 and $208,889 on Class B share redemptions, and $5,673, $4,915 and $806 on Class C share redemptions, respectively.

Each Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor. CIUSGF and CFSF each pay a service fee equal to 0.25% annually of their net assets as of the 20th of each month. CSDUSGF pays a service fee equal to 0.20% annually of Class A and Class B net assets and 0.25% annually of Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor. CSDUSGF pays a distribution fee equal to 0.65% annually of the average net assets of Class B shares and 0.15% annually of the average net assets of Class C shares. CIUSGF and CFSF each pay a distribution fee equal to 0.75% annually of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually for CIUSGF and CFSF.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

EXPENSE LIMITS
For CSDUSGF, the Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 0.60% annually of the Fund's average net assets.

OTHER
The Funds pay no compensation to their officers, all of whom are employees of the Advisor.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 3: PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the year ended August 31, 1999, purchases and sales of investments, other than short-term obligations and mortgage dollar roll transactions, were as follows:

                              PURCHASES              SALES
--------------------------------------------------------------
CSDUSGF                      $ 29,476,544      $   22,807,565
CIUSGF                       $747,883,001      $1,166,502,238
CFSF                         $497,366,539      $  670,077,994

Transactions in written call options were as follows:

                                           CIUSGF
--------------------------------------------------------------
                              PAR VALUE
                             COVERED BY              PREMIUMS
                           WRITTEN OPTIONS           RECEIVED
--------------------------------------------------------------
Outstanding at
Beginning of period                    --                  --
Written                      $146,000,000            $434,262
Closed                         69,000,000             202,148
Expirations                    47,000,000              84,458
Exercises                              --                  --
Outstanding at
End of period               $  30,000,000            $147,656

                                            CFSF
--------------------------------------------------------------
                              PAR VALUE
                             COVERED BY              PREMIUMS
                           WRITTEN OPTIONS           RECEIVED
--------------------------------------------------------------
Outstanding at
Beginning of period
Written                      $129,000,000            $390,256
Closed                         57,000,000             166,992
Expirations                    42,000,000              75,608
Exercises                              --                  --
Outstanding at
End of period               $  30,000,000            $147,656

Unrealized appreciation (depreciation) at August 31, 1999 for federal income tax purposes was approximately:

                      CSDUSGF       CIUSGF           CFSF
--------------------------------------------------------------
Gross unrealized
appreciation        $  26,476   $   5,338,000   $   4,107,602
Gross unrealized
depreciation         (245,271)    (20,993,000)    (36,416,826)
Net unrealized
depreciation        $(218,795)   $(15,655,000)   $(32,309,224)

CAPITAL LOSS CARRYFORWARDS
At August 31, 1999, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                                 YEAR OF          CAPITAL LOSS
                               EXPIRATION         CARRYFORWARD
--------------------------------------------------------------
CIUSGF                            2001         $    4,910,000
                                  2002              7,249,000
                                  2003             67,291,000
                                  2004             32,580,000
                                  2005             18,973,000
                                                 ------------
                                                 $131,003,000
                                                 ============

Of the CIUSGF loss carryforwards expiring in 2001 and 2002, $4,910,000 and $4,423,000, respectively, were acquired in a merger of Liberty Financial U.S. Government Securities Fund. Their availability for use in offsetting any future realized gains may be limited in a given year.

                                 YEAR OF        CAPITAL LOSS
                               EXPIRATION       CARRYFORWARD
--------------------------------------------------------------
CFSF                              2000         $      595,000
                                  2002             84,302,000
                                  2004             21,929,000
                                                 ------------
                                                 $106,826,000
                                                 ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------

OTHER
CIUSGF and CFSF may purchase or sell futures contracts and purchase and write options on futures and securities. The Funds will use these instruments to hedge against the effects of changes in the value of the portfolio securities due to anticipated changes in interest rates and/or market conditions and not for trading purposes. The Funds may also invest in these instruments for duration management. The use of futures contracts and options involves certain risks which include (1) the imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the futures variation margin, or written option premium recorded in the Funds' Statement of Assets and Liabilities at any given time.

NOTE 4: LINE OF CREDIT
CSDUSGF may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended August 31, 1999.

NOTE 5: MERGER INFORMATION
On October 16, 1998, Crabbe Huson U.S. Government Income Fund (CHUSGIF) was merged into CSDUSGF by a non-taxable exchange of 421,220 Class A Shares of the Fund (valued at $4,254,320) for the 382,027 of CHUSGIF shares then outstanding. The assets of CHUSGIF acquired included unrealized appreciation of $150,545. The aggregate net assets of the Fund and CHUSGIF immediately after the merger were $23,875,969.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CSDUSGF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                                YEAR ENDED AUGUST 31, 1999
                                                                                          ------------------------------------------
                                                                                           CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                       $10.000        $10.000        $10.000
                                                                                           -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                                    0.482          0.417          0.462
Net realized and unrealized loss                                                            (0.278)        (0.278)        (0.278)
                                                                                           -------        -------        -------
    Total from Investment Operations                                                         0.204          0.139          0.184
                                                                                           -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                  (0.470)        (0.406)        (0.451)
In excess of net investment income                                                          (0.009)        (0.008)        (0.008)
In excess of gains                                                                          (0.005)        (0.005)        (0.005)
                                                                                           -------        -------        -------
    Total Distributions Declared to Shareholders                                            (0.484)        (0.419)        (0.464)
                                                                                            ------         ------         ------
NET ASSET VALUE -- END OF PERIOD                                                           $ 9.720        $ 9.720        $ 9.720
                                                                                           =======        =======        =======
Total return (b)(c)                                                                           2.05%          1.39%          1.85%
                                                                                           =======        =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                                                  0.80%          1.45%          1.00%
Net investment income (d)                                                                     4.87%          4.22%          4.67%
Fees and expenses waived or borne by the Advisor (d)                                          0.69%          0.69%          0.69%
Portfolio turnover                                                                             112%           112%           112%
Net assets at end of period (000)                                                          $11,750        $ 8,198        $ 5,203
(a) Net of fees and expenses waived or borne by the Advisor
    or its affiliates which amounted to:                                                   $ 0.069        $ 0.069        $ 0.069

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
State Tax Information for the year ended August 31, 1999 (unaudited)
An average of 30% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury. Approximately 46% of the Fund's distributions (38% gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED AUGUST 31, 1998
                                                                                        --------------------------------------------
                                                                                           CLASS A        CLASS B       CLASS C
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                       $ 9.920        $ 9.920        $ 9.920
                                                                                           -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                                    0.529          0.462          0.508
Net realized and unrealized gain                                                             0.113          0.113          0.113
                                                                                           -------        -------        -------
    Total from Investment Operations                                                         0.642          0.575          0.621
                                                                                           -------        -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                  (0.541)        (0.476)        (0.521)
In excess of net investment income                                                          (0.021)        (0.019)        (0.020)
                                                                                           -------        -------        -------
    Total Distributions Declared to Shareholders                                            (0.562)        (0.495)        (0.541)
                                                                                           -------        -------        -------
NET ASSET VALUE -- END OF PERIOD                                                           $10.000        $10.000        $10.000
                                                                                           =======        =======        =======
Total return (b)(c)                                                                           6.64%          5.93%          6.41%
                                                                                           =======        =======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                                                  0.70%          1.35%          0.90%
Net investment income (d)                                                                     5.37%          4.72%          5.17%
Fees and expenses waived or borne by the Advisor (d)                                          1.10%          1.10%          1.10%
Portfolio turnover                                                                             183%           183%           183%
Net assets at end of period (000)                                                          $ 7,284        $ 7,543        $ 1,937
(a) Net of fees and expenses waived or borne by the Advisor
    or its affiliates which amounted to:                                                   $ 0.110        $ 0.110        $ 0.110

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CSDUSGF CONTINUED
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                                YEAR ENDED AUGUST 31, 1997
                                                                                           -----------------------------------------
                                                                                           CLASS A        CLASS B        CLASS C
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                                                        $9.820         $9.820         $9.820
                                                                                            ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                                                    0.561          0.497          0.542
Net realized and unrealized gain                                                             0.090          0.090          0.090
                                                                                            ------         ------         ------
  Total from Investment Operations                                                           0.651          0.587          0.632
                                                                                            ------         ------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                                  (0.551)        (0.487)        (0.532)
                                                                                            ------         ------         ------
NET ASSET VALUE -- END OF PERIOD                                                            $9.920         $9.920         $9.920
                                                                                            ======         ======         ======
Total return (b)(c)                                                                           6.79%          6.11%          6.59%
                                                                                            ======         ======         ======
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                                                                  0.50%          1.15%          0.70%
Net investment income (d)                                                                     5.64%          4.99%          5.44%
Fees and expenses waived or borne by the Advisor (d)                                          1.76%          1.76%          1.76%
Portfolio turnover                                                                              73%            73%            73%
Net assets at end of period (000)                                                           $6,858         $4,233        $   575

(a) Net of fees and expenses waived or borne by the Advisor
    or its affiliates which amounted to:                                                    $0.169         $0.169         $0.169

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.


                                                                                   YEAR ENDED AUGUST 31
                                                           -------------------------------------------------------------------------
                                                                           1996                                1995
                                                           --------------------------------     ------------------------------------
                                                           CLASS A      CLASS B     CLASS C      CLASS A      CLASS B    CLASS C(b)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING OF PERIOD                       $9.850       $9.850       $9.850       $9.670       $9.670     $9.550
                                                           ------       ------       ------       ------       ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                   0.568        0.504        0.549        0.514        0.451      0.334
Net realized and unrealized gain (loss)                    (0.032)      (0.032)      (0.032)       0.152        0.152      0.280
                                                           ------       ------       ------        -----        -----      -----
 Total from Investment Operations                            0.536        0.472        0.517        0.666        0.603      0.614
                                                           ------       ------       ------        -----        -----      -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                 (0.566)      (0.502)      (0.547)      (0.486)      (0.423)    (0.314)
                                                           ------       ------       ------        -----        -----      -----
NET ASSET VALUE -- END OF PERIOD                           $9.820       $9.820       $9.820       $9.850       $9.850     $9.850
                                                           ======       ======       ======       ======       ======     ======
Total return (c)(d)                                          5.57%        4.89%        5.36%        7.08%        6.39%      6.50%(e)
                                                           ======       ======       ======       ======       ======     ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     0.50%(f)     1.15%(f)     0.70%(f)     0.50%        1.15%      0.70%(g)
Net investment income                                        5.99%(f)     5.34%(f)     5.79%(f)     5.50%        4.85%      5.30%(g)
Fees and expenses waived or borne by the Advisor             1.48%(f)     1.48%(f)     1.48%(f)     1.14%        1.14%      1.14%(g)
Portfolio turnover                                             51%          51%          51%          36%          36%        36%
Net assets at end of period (000)                          $6,136       $4,004       $  461       $9,934       $3,968     $  385
(a) Net of fees and expenses waived or borne by the
    Advisor which amounted to:                             $0.136       $0.136       $0.136       $0.107       $0.107     $0.107

(b) Class C shares were initially offered on January 4, 1995. Per share amounts reflect activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor or its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) Annualized.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CIUSGF
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                       YEAR ENDED AUGUST 31, 1999
                                                                            --------------------------------------------------------
                                                                            CLASS A       CLASS B       CLASS C      CLASS Z(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $6.730        $6.730        $6.730        $6.760
                                                                             ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                         0.375         0.325         0.335(b)      0.224
Net realized and unrealized loss                                             (0.416)       (0.416)       (0.416)       (0.435)
                                                                             ------        ------        ------        ------
Total from Investment Operations                                             (0.041)       (0.091)       (0.081)       (0.211)
                                                                             ------        ------        ------        ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                   (0.369)       (0.319)       (0.329)       (0.229)
                                                                             ------        ------        ------        ------
NET ASSET VALUE, END OF PERIOD                                               $6.320        $6.320        $6.320        $6.320
                                                                             ------        ------        ------        ------
Total return (c)                                                              (0.70)%       (1.44)%       (1.29)%(d)    (3.31)%(e)
                                                                             ------        ------        ------        ------
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                                   1.15%         1.90%         1.75%(b)      0.92%(g)
Net investment income (f)                                                      6.10%         5.35%         5.50%(b)      6.35%(g)
Portfolio turnover                                                               62%           62%           62%           62%
Net assets at end of period (in millions)                                    $  537        $  296        $    3        $    7

(a) Class Z shares were initially offered on January 29, 1999. Per share data reflects activity from that date.
(b) Net of fees waived by the Advisor or its affiliates which amounted to $0.007 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor or its affiliates not waived a portion of the expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.


--------------------------------------------------------------------------------
State Tax Information for the year ended August 31, 1999 (unaudited)
An average of 26% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury. Approximately 53% of the Fund's distributions (38% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.
--------------------------------------------------------------------------------


                                                                                    YEAR ENDED AUGUST 31
                                                                   -----------------------------------------------------------------
                                                                              1998                            1997
                                                                   ---------------------------      --------------------------------
                                                                   CLASS A   CLASS B   CLASS C      CLASS A   CLASS B  CLASS C(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $6.510    $6.510    $6.510       $6.370    $6.370    $6.590
                                                                    ------    ------    ------       ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                0.420     0.370     0.380(b)     0.393     0.344     0.032
Net realized and unrealized gain (loss)                              0.204     0.204     0.204        0.145     0.145    (0.082)
                                                                    ------    ------    ------       ------    ------    ------
    Total from Investment Operations                                 0.624     0.574     0.584        0.538     0.489    (0.050)
                                                                    ------    ------    ------       ------    ------    ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                          (0.376)   (0.329)   (0.339)      (0.398)   (0.349)   (0.030)
In excess of net investment income                                  (0.028)   (0.025)   (0.025)          --        --        --
                                                                    ------    ------    ------       ------    ------    ------
    Total Distributions Declared to Shareholders                    (0.404)   (0.354)   (0.364)      (0.398)   (0.349)   (0.030)
                                                                    ------    ------    ------       ------    ------    ------
NET ASSET VALUE, END OF PERIOD                                      $6.730    $6.730    $6.730       $6.510    $6.510    $6.510
                                                                    ======    ======    ======       ======    ======    ======
Total return (c)                                                      9.87%     9.03%     9.20%(d)     8.64%     7.83%    (0.77)%(e)
                                                                    ======    ======    ======       ======    ======    ======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                          1.12%     1.87%     1.72%(b)     1.13%     1.88%     1.78%(g)
Net investment income (f)                                             6.02%     5.27%     5.42%(b)     6.43%     5.68%     5.85%(g)
Portfolio turnover                                                     214%      214%      214%          61%       61%       61%
Net assets at end of period (in millions)                           $   651   $  395    $    1       $  731    $  461    $   (h)

(a) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(b) Net of fees waived by the Advisor or its affiliates to which amounted to $0.010 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor or its affiliates not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) Rounds to less than one million.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CIUSGF CONTINUED
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                                                                                         YEAR ENDED AUGUST 31
                                                                           ---------------------------------------------------------
                                                                                   1996                       1995
                                                                           ----------------------   -------------------------
                                                                           CLASS A      CLASS B       CLASS A       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 6.550      $ 6.550       $ 6.420       $ 6.420
                                                                           -------      -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                        0.390        0.341         0.447         0.399
Net realized and unrealized gain (loss)                                     (0.161)      (0.161)        0.100         0.100
                                                                           -------      -------       -------       -------
    Total from Investment Operations                                         0.229        0.180         0.547         0.499
                                                                           -------      -------       -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                  (0.391)      (0.344)       (0.417)       (0.369)
In excess of net investment income                                          (0.018)      (0.016)           --            --
                                                                           -------      -------       -------       -------
    Total Distributions Declared to Shareholders                            (0.409)      (0.360)       (0.417)       (0.369)
                                                                           -------      -------       -------       -------
NET ASSET VALUE, END OF PERIOD                                             $ 6.370      $ 6.370       $ 6.550       $ 6.550
                                                                           =======      =======       =======       =======
Total return (a)                                                              3.51%        2.74%         8.88%         8.07%
                                                                           =======      =======       =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                                      1.11%(b)     1.86%(b)      1.11%         1.86%
Net investment income                                                         6.45%(b)     5.70%(b)      7.51%         6.76%
Portfolio turnover                                                             123%         123%          140%          140%
Net assets at end of period (in millions)                                  $   921      $   572       $ 1,164       $   701

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

================================================================================
CFSF

                                                                                       YEAR ENDED AUGUST 31, 1999
                                                                            --------------------------------------------------------
                                                                            CLASS A       CLASS B      CLASS C      CLASS Z(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 11.080       $11.080      $11.080       $11.010
                                                                           --------       -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                         0.703         0.621        0.637(b)      0.479
Net realized and unrealized loss                                             (0.969)       (0.969)      (0.969)       (0.885)
                                                                           --------       -------      -------       -------
  Total from Investment Operations                                           (0.266)       (0.348)      (0.332)       (0.406)
                                                                           --------       -------      -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                   (0.674)       (0.592)      (0.608)       (0.464)
                                                                           --------       -------      -------       -------
NET ASSET VALUE, END OF PERIOD                                             $ 10.140       $10.140      $10.140       $10.140
                                                                           ========       =======      =======       =======
Total return (c)                                                              (2.56)%       (3.30)%      (3.15)%(d)    (3.77)%(e)
                                                                           ========       =======      =======       =======
RATIOS TO AVERAGE NET ASSETS
Expenses (f)                                                                   1.15%         1.90%        1.75%(b)      0.91%(g)
Net investment income (f)                                                      6.58%         5.83%        5.98%(b)      7.19%(g)
Portfolio turnover                                                               42%           42%          42%           42%
Net assets at end of period (in millions)                                  $681,542       $72,306      $ 4,986       $     1

(a) Class Z shares were initially offered on January 11, 1999. Per share data reflects activity from that date.
(b) Net of fees waived by the Advisor or its affiliates which amounted to $0.013 per share and 0.15%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Advisor or its affiliates not waived a portion of expenses, total return would have been reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.


--------------------------------------------------------------------------------
State Tax Information for the year ended August 31, 1999 (unaudited)
An average of 37% of the Fund's investments as of the end of each quarter were in direct obligations of the U.S. Treasury.
Approximately 67% of the Fund's distributions (52% of gross income) was derived from interest on direct investments in U.S. Treasury bonds, notes and bills.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CFSF CONTINUED
--------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                   YEAR ENDED AUGUST 31
                                                         ---------------------------------------------------------------------------
                                                                      1998                                1997 (a)
                                                         ---------------------------------   ---------------------------------------
                                                         CLASS A    CLASS B     CLASS C      CLASS A      CLASS B      CLASS C(b)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.520    $10.520     $10.520      $10.530      $10.530       $10.710
                                                         -------    -------     -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.708      0.625       0.642(c)     0.580        0.515         0.058
Net realized and unrealized gain (loss)                    0.530      0.530       0.530       (0.038)      (0.038)       (0.198)
                                                         -------    -------     -------      -------      -------       -------
    Total from Investment Operations                       1.238      1.155       1.172        0.542        0.477        (0.140)
                                                         -------    -------     -------      -------      -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.678)    (0.595)     (0.612)      (0.552)      (0.487)       (0.050)
                                                         -------    -------     -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                           $11.080    $11.080     $11.080      $10.520      $10.520       $10.520
                                                         -------    -------     -------      -------      -------       -------
Total return (d)                                           12.11%     11.26%      11.43%(e)     5.31%(f)     4.66%(f)     (1.31)%(f)
                                                         -------    -------     -------      -------      -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                                1.14%      1.89%       1.74%(c)     1.19%(h)     1.94%(h)      1.82%(h)
Net investment income (g)                                   6.49%      5.74%       5.89%(c)     6.71%(h)     5.96%(h)      6.55%(h)
Portfolio turnover                                           356%       356%        356%          79%(f)       79%(f)        79%(f)
Net assets at end of period (in millions)                $   821    $    72     $     1      $   888      $    64       $    (i)

(a) The Fund changed its fiscal year end from October 31 to August 31. Information presented is for the period November 1, 1996 through August 31, 1997.
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Advisor or its affiliates which amounted to $0.017 per share and 0.15%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Advisor or its affiliates not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.
(i) Rounds to less than one million.

                                                                                   YEAR ENDED OCTOBER 31
                                                         ------------------------------------------------------------------
                                                                 1996                   1995                     1994
                                                         --------------------   ---------------------    ------------------
                                                         CLASS A     CLASS B      CLASS A    CLASS B     CLASS A    CLASS B
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.830     $10.830      $ 9.950    $ 9.950     $11.460    $11.460
                                                         -------     -------      -------    -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.696       0.617        0.710      0.633       0.821      0.741
Net realized and unrealized gain (loss)                   (0.300)     (0.300)       0.907      0.907      (1.560)    (1.560)
                                                         -------     -------      -------    -------     -------    -------
    Total from Investment Operations                       0.396       0.317        1.617      1.540      (0.739)    (0.819)
                                                         -------     -------      -------    -------     -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                (0.684)     (0.606)      (0.709)    (0.632)     (0.771)    (0.691)
From net realized gains                                       --          --       (0.028)    (0.028)         --         --
From capital paid in                                      (0.012)     (0.011)          --         --          --         --
                                                         -------     -------      -------    -------     -------    -------
    Total Distributions Declared to Shareholders          (0.696)     (0.617)      (0.737)    (0.660)     (0.771)    (0.691)
                                                         -------     -------      -------    -------     -------    -------
NET ASSET VALUE, END OF PERIOD                           $10.530     $10.530      $10.830    $10.830     $ 9.950    $ 9.950
                                                         =======     =======      =======    =======     =======    =======
Total return (a)                                            3.88%       3.11%(d)    16.82%     15.96%      (6.57)%    (7.28)%
                                                         =======     =======      =======    =======     =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                    1.18%(b)    1.93%(b)     1.17%      1.92%       1.16%      1.91%
Net investment income                                       6.62%(b)    5.87%(b)     7.04%      6.29%       7.80%      7.05%
Portfolio turnover                                           125%        125%         171%       171%        121%       121%
Net assets at end of period (in millions)                $ 1,026     $    73      $ 1,201    $    79     $ 1,278    $    70

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST II AND THE SHAREHOLDERS OF

COLONIAL SHORT DURATION U.S. GOVERNMENT FUND AND

COLONIAL INTERMEDIATE U.S. GOVERNMENT FUND

AND THE TRUSTEES OF LIBERTY FUNDS TRUST III AND THE SHAREHOLDERS OF

COLONIAL FEDERAL SECURITIES FUND


In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Short Duration U.S. Government Fund, Colonial Intermediate U.S. Government Fund (each a series of Liberty Funds Trust II, formerly Colonial Trust II) and Colonial Federal Securities Fund (a series of Liberty Funds Trust III, formerly Colonial Trust III) at August 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1999

                           (Intentionally left blank)

                           (Intentionally left blank)

ANNUAL REPORT: COLONIAL GOVERNMENT FUNDS

TRUSTEE & TRANSFER AGENT

--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert,
Price & Rhoads; President and Chief Operating
Officer, New York Stock Exchange, Inc.;
President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and
Chief Executive Officer, Shore Bank & Trust
Company)

JOHN V. CARBERRY
Senior Vice President of Liberty Financial
Companies, Inc. (formerly Managing Director,
Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin,
Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice
President-Operations, The Rockport Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief
Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice
President of Itek Corp. and President of Itek
Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly
Dean, College of Business and Management,
University of Maryland; Dean, Simon Graduate
School of Business, University of Rochester;
Chairman and Chief Executive Officer, CS First
Boston Merchant Bank; and President and Chief
Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief
Executive Officer and Director Hannaford Bros.
Co.)

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties,
Boston College (former Dean, Boston College
School of Management)

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise
State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management
Consultant, Saatchi and Saatchi Consulting Ltd.
and Principal and International Practice
Director, Management Consulting, Peat Marwick
Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global
Education Industry, and President, Applications
Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial's Government Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial's Government Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL
INVESTORS.[service mark]

LIBERTY

[graphic omitted] [logo] COLONIAL MANAGEMENT ASSOCIATES, INC.

COLONIAL HAS LONG BEEN A RECOGNIZED LEADER IN FIXED-INCOME INVESTING. IN ADDITION, COLONIAL HAS DISTINGUISHED ITSELF WITH BOTH A TRADITIONAL VALUE AND A MORE CONTEMPORARY APPROACH TO EQUITY INVESTING.

--------------------------------------------------------------------------------

[graphic omitted] [logo] CRABBE HUSON

CRABBE HUSON'S CONTRARIAN INVESTMENT STYLE SEEKS LONG-TERM PERFORMANCE BY INVESTING IN STOCKS FROM HIGH-QUALITY, OUT-OF-FAVOR COMPANIES. THIS RISK-AVERSE STRATEGY CAPITALIZES ON THE POTENTIAL OF THESE COMPANIES TO REGAIN MARKET POPULARITY.

--------------------------------------------------------------------------------

[graphic omitted] [logo] LIBERTY ASSET MANAGEMENT COMPANY

LAMCO BRINGS INSTITUTIONAL MONEY MANAGEMENT TO INDIVIDUAL INVESTORS THROUGH A DISCIPLINED MULTI-MANAGER INVESTMENT PROCESS THAT SEEKS TO DELIVER CONSISTENT LONG-TERM RETURNS.

--------------------------------------------------------------------------------

[graphic omitted] [logo] NEWPORT FUND MANAGEMENT

LEADERS IN ASIAN INVESTING WITH A GLOBAL REACH.

--------------------------------------------------------------------------------

[graphic omitted] [logo] STEIN ROE & FARNHAM INVESTMENT MANAGEMENT

STEIN ROE'S GROWTH MANAGEMENT STYLE EMPHASIZES COMPANIES WITH THE ABILITY TO CREATE, MAINTAIN AND GROW EARNINGS IN DIFFERENT MARKET ENVIRONMENTS.

BOSTON [bullet] CHICAGO [bullet] NEW YORK [bullet] PORTLAND
[bullet] SAN FRANCISCO

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
COLONIAL GOVERNMENT FUNDS     ANNUAL REPORT
--------------------------------------------------------------------------------

[logo] LIBERTY FUNDS

ALL-STAR [bullet] COLONIAL [bullet] CRABBE HUSON [bullet] NEWPORT
[bullet] STEIN ROE ADVISOR

     Liberty Funds Distributor, Inc. [copyright]1999
     One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
     www.libertyfunds.com






                                                         GF-02/767H-0999 99/1247